                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))

[X]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant to 14a-11(c) or Rule 14a-12

                          KIMBALL INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          ----------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

          ----------------------------------------------------------------------

     (3)  Filing party:

          ----------------------------------------------------------------------

     (4)  Date filed:

          ----------------------------------------------------------------------

                          KIMBALL INTERNATIONAL, INC.
                               1600 ROYAL STREET
                             JASPER, INDIANA 47549
                                 (812) 482-1600

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHARE OWNERS
                          TO BE HELD OCTOBER 19, 1999
                               ------------------

To the Share Owners of Kimball International, Inc.:

     The annual meeting of our Share Owners of KIMBALL INTERNATIONAL, INC., an Indiana corporation (the "Company"), will be held at the principal offices of the Company, 1600 Royal Street, Jasper, Indiana on Tuesday, October 19, 1999, at 9:30 a.m., Eastern Standard Time, for the following purposes:

     1. To elect twelve Directors of your Company.

     2. To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on August 16, 1999, for determining our Share Owners entitled to notice of and to vote at the meeting and any adjournments thereof. Only Share Owners of record at the close of business on that date will be entitled to vote. Voters of the shares of the Company's Class A Common Stock are entitled to elect eleven Directors and to vote upon all other matters to be presented at the meeting. Voters of the shares of the Company's Class B Common Stock are entitled to elect one Director but are not otherwise entitled to vote.

     Proxies, being solicited on behalf of the Board of Directors, are enclosed along with a return envelope, which requires no postage if mailed in the United States.

     Whether or not you plan to attend the meeting, we urge you to execute and return promptly the enclosed form of proxy. If you own both shares of Class A Common Stock and Class B Common Stock, you will receive the Class A and Class B proxies in separate mailings. Each of the proxies should be returned in the envelope provided. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                                            By Order of the Board of Directors

                                             GARY P. CRITSER, Secretary

September 8, 1999

               PLEASE EXECUTE AND DATE THE ACCOMPANYING PROXY AND
                               MAIL IT PROMPTLY.

                          KIMBALL INTERNATIONAL, INC.
                               1600 ROYAL STREET
                             JASPER, INDIANA 47549
                                 (812) 482-1600

                               ------------------

                         ANNUAL MEETING OF SHARE OWNERS
                                OCTOBER 19, 1999

                               ------------------

                                PROXY STATEMENT

     This Proxy Statement is being mailed to our Share Owners of KIMBALL INTERNATIONAL, INC. (the "Company") on or about September 8, 1999, and is furnished in connection with the Board of Directors' solicitation of proxies to be used at the Annual Meeting of Share Owners to be held October 19, 1999, at the time and place and for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of Share Owners accompanying this Proxy Statement.

     Any of our Share Owners who execute and return a proxy may revoke the proxy at any time prior to the voting thereof by either filing a written revocation with the Secretary of the Company, submitting another duly executed proxy with a later date, requesting the return of the proxy from the Secretary prior to the vote, or attending the meeting and voting in person.

     The entire cost of soliciting proxies will be borne by your Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by Directors, Officers and employees of your Company without extra compensation. Your Company will also reimburse brokerage houses, custodians, nominees and fiduciaries for actual expenses incurred in forwarding proxy material to beneficial owners.

     The Annual Report to our Share Owners for the year ended June 30, 1999, accompanies this Proxy Statement.

                               VOTING INFORMATION

     Only Share Owners of record at the close of business on August 16, 1999, will be entitled to vote at the Annual Meeting. On that date, there were outstanding 14,326,377 shares of Class A Common Stock and 26,047,151 shares of Class B Common Stock. Each share of Class A Common Stock is entitled to one vote with respect to the election of the eleven Directors and any other matters submitted to a vote at the meeting. Each share of Class B Common Stock is entitled to one vote with respect to the election of one Director but otherwise is not entitled to vote.

     With a quorum present at the meeting, Directors will be elected by the plurality of the votes cast by the shares entitled to vote in the election at the meeting, (i.e., the nominees receiving the highest number of votes cast in each category will be elected). The presence of a quorum requires that a majority of outstanding shares be present at the meeting by proxy or in person. Accordingly, the election of Directors will not be affected if you choose to not vote your shares or if you withhold authority to vote your shares. If you hold your shares through a broker or other nominee (in "street" name), you should instruct the broker or nominee as to how you want to vote.

     All properly executed proxies received by the Board of Directors will be voted. In the absence of contrary direction, the Board of Directors proposes to vote the proxies FOR the election of each of the named nominees to the Board.

     The Board of Directors knows of no other matters that may come up for action at the meeting. However, if any other matter properly comes before the meeting, the persons named in the proxy forms enclosed will vote in accordance with their judgment on such matter using the discretionary authority granted in the proxy forms.

                             SHARE OWNER PROPOSALS

     Proposals which are desired to be presented at the 2000 Annual Meeting by Share Owners of record in respect of such a meeting must be received by the Company at its principal executive offices, 1600 Royal Street, Jasper, Indiana 47549, no later than May 11, 2000. Such proposals, however, must meet certain requirements of regulations of the Securities and Exchange Commission for inclusion in the Company's Proxy Statement. A Share Owner wishing to bring a proposal before the Annual Meeting of Share Owners in 2000 (but not include the proposal in the Company's Proxy Statement), must cause written notice of the proposal to be received by the Secretary of the Company at its principal executive office by no earlier than July 1, 2000, or no later than July 21, 2000. The written notice must also meet additional requirements as stated in the Company's By-laws.

                          SHARE OWNERSHIP INFORMATION

     Under regulations of the Securities and Exchange Commission, persons who have power to vote or dispose of shares of the Company, either alone or jointly with others, are deemed to be beneficial holders of such shares. Because the voting or dispositive power of certain shares listed in the following table is shared, the same securities in such cases are listed opposite more than one name in the table. The total number of shares of the Company listed in the table for the Executive Officers and Directors shown, after elimination of such duplication, is 4,935,149 shares of Class A Common Stock (34.4% of the outstanding) and 3,856,051 shares of Class B Common Stock (14.6% of the outstanding), as of the date noted below.

     Set forth in the following table are the beneficial holdings as of August 9, 1999, of the Company's Class A Common Stock and Class B Common Stock on the basis described above for each person, including nominees for election as Directors, known to your Company who may be deemed to own more than 5% of either class of your Company's outstanding shares, of all other nominees for election as Directors, and of all Directors and Executive Officers as a group:

                                                                  SHARES BENEFICIALLY OWNED(A)(B)
                                                                ------------------------------------
                                                                   SOLE         SHARED
                                                                VOTING AND    VOTING AND
                                                                DISPOSITIVE   DISPOSITIVE   PERCENT
                        NAME                                       POWER         POWER      OF CLASS
                        ----                                    -----------   -----------   --------
HOLDERS, INCLUDING NOMINEES FOR ELECTION AS A
  DIRECTOR, OF MORE THAN 5% OF THE OUTSTANDING
  SHARES OF EITHER CLASS
  NOMINEES FOR ELECTION AS A DIRECTOR:
     Thomas L. Habig(d).............................  Class A       99,864     2,073,329     15.2%
     1600 Royal Street                                Class B      132,593       573,820      2.7%
     Jasper, Indiana 47549
     Douglas A. Habig(c)(d).........................  Class A      960,707     1,986,343     20.6%
     1600 Royal Street                                Class B      353,568     2,098,940      9.4%
     Jasper, Indiana 47549
     John B. Habig(d)...............................  Class A      624,746     2,073,329     18.8%
     1600 Royal Street                                Class B      297,720       573,820      3.3%
     Jasper, Indiana 47549
     James C. Thyen(c)(d)...........................  Class A      256,670       136,400      2.7%
     1600 Royal Street                                Class B      140,823     1,818,504      7.5%
     Jasper, Indiana 47549

                                                                  SHARES BENEFICIALLY OWNED(A)(B)
                                                                ------------------------------------
                                                                   SOLE         SHARED
                                                                VOTING AND    VOTING AND
                                                                DISPOSITIVE   DISPOSITIVE   PERCENT
                        NAME                                       POWER         POWER      OF CLASS
                        ----                                    -----------   -----------   --------
  OTHERS:
     Amended Revocable Trust Agreements of
     Arnold F. Habig................................  Class A      741,051          None      5.2%
     C/O Thomas L. Habig, Trustee                     Class B      495,984          None      1.9%
     1600 Royal Street
     Jasper, Indiana 47549
     The Kimball International, Inc. Retirement       Class A         None          None      None
       Plan(f)......................................
     Springs Valley Bank & Trust Co. -- Trustee       Class B    1,544,592          None      5.9%
     1500 Main Street
     Jasper, Indiana 47546
     A. C. Sermersheim Family Limited                 Class A      811,000          None      5.7%
       Partnership(g)...............................
     1113 West 14th Street                            Class B      373,576          None      1.4%
     Jasper, Indiana 47546
     Barbara J. Habig(f)............................  Class A      724,815          None      5.1%
     4949 Lampkins Ridge Road                         Class B      135,200          None        (e)
     Bloomington, IN 47401

  OTHER NOMINEES:
     Ronald J. Thyen(d).............................  Class A      234,874       136,400      2.6%
                                                      Class B      171,509       273,912      1.7%
     Dr. Jack R. Wentworth(d).......................  Class A         None          None      None
                                                      Class B        4,254          None        (e)
     John T. Thyen(d)...............................  Class A      290,510       136,400      3.0%
                                                      Class B      118,080       273,912      1.5%
     Brian K. Habig(d)..............................  Class A      255,349          None      1.8%
                                                      Class B       91,043          None        (e)
     Gary P. Critser(d).............................  Class A        2,700          None        (e)
                                                      Class B       81,441        14,590        (e)
     Christine M. (Tina) Vujovich(d)................  Class A         None          None      None
                                                      Class B        2,447          None        (e)
     Alan B. Graf, Jr.(d)...........................  Class A         None          None      None
                                                      Class B        8,917          None        (e)
     Polly B. Kawalek...............................  Class A         None          None      None
                                                      Class B        2,738          None        (e)
  All Executive Officers and Directors as a
     Group (15 persons)(c)(d).......................  Class A    2,725,420     2,209,729     34.4%
                                                      Class B    1,449,137     2,406,914     14.6%

---------------

(a) Includes shares owned by spouse and children living in the household of the individuals listed. Beneficial ownership is disclaimed as to such shares and as to all other shares over which the named person does not have full beneficial rights.

(b) Class A Common Stock is convertible at the option of the holder to Class B Common Stock on a share-for-share basis. Amounts are reported and percentages are calculated on an unconverted basis.

(c) Douglas A. Habig and James C. Thyen are among members of the Advisory Committee of your Company's Retirement Plan. The Plan owns 1,544,592 shares of Class B Common Stock. The Committee has the power to instruct the Trustee as to the voting and disposition of these shares. The shares held by the Plan are included in shares shown in the above table.

(d) Class B shares include the following shares, including stock appreciation rights, subject to acquisition by exercise of stock options within sixty days; Thomas L. Habig 50,000 shares; Douglas A. Habig 26,000 shares, James
     C. Thyen 26,262 shares; John B. Habig 42,000 shares, Ronald J. Thyen 32,526 shares; John T. Thyen 47,000 shares; Gary P. Critser 22,446 shares; Brian
     K. Habig 24,500 shares; Alan B. Graf, Jr. 504 shares; Christine M. Vujovich 54 shares; Jack R. Wentworth 446 shares; and all Executive Officers and Directors as a group 303,482 shares. The percentage of Class B Share Owners by each person, or group, are determined by including in the number of Class B shares outstanding those Class B shares issuable to such person or group, assuming exercise of stock options within sixty days.

(e)  Totals are under one percent of the outstanding class of stock.

(f)  This information is derived from notification received by the Company on
     Schedule 13G or other communications.

(g)  This information is derived from notification received by the Company on
     Schedule 13D and other communications. As disclosed in the Schedule 13D, Jane M. Hackman, Shirley A. Lewis and Ronald J. Sermersheim each have joint voting and dispositive power of the shares listed. In addition, Ms. Hackman, Ms. Lewis and Mr. Sermersheim each vote individually and own on a direct basis, or through additional family partnerships, a total of 401,456 shares of Class A Common Stock and 1,128,040 shares of Class B Common Stock.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, twelve Directors, constituting the full Board, are to be elected to hold office until the next Annual Meeting of our Share Owners or until their successors are duly elected and qualified. Holders of shares of the Company's Class A Common Stock are entitled to elect eleven Directors, and holders of shares of the Company's Class B Common Stock are entitled to elect one Director. Each nominee is now a Director of the Company. If any such nominee shall be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies. The Board of Directors has no reason to believe that any such nominee will be unable to serve. The nominees are:

                       NOMINEES FOR ELECTION AS DIRECTORS
                       BY HOLDERS OF CLASS A COMMON STOCK

                                                                                       DIRECTOR
NAME                                                 PRINCIPAL OCCUPATION               SINCE
----                                                 --------------------              --------
Douglas A. Habig (a).....................  Chairman of the Board of Directors and        1973
                                           Chief Executive Officer of your Company;
                                           age 52
Thomas L. Habig (a)(c)...................  Vice Chairman of the Board of Directors       1950
                                           of your Company; age 71
James C. Thyen (b).......................  President of your Company; age 55             1982
John B. Habig (a)........................  Chairman of the Board of Directors of         1956
                                           SVB&T Corporation (a bank holding
                                           company); formerly Senior Executive Vice
                                           President, Operations Officer,
                                           Electronics Segment of your Company; age
                                           66
Ronald J. Thyen (b)......................  Senior Executive Vice President,              1973
                                           Operations Officer, Furniture and
                                           Cabinets Segment of your Company; age 62
Brian K. Habig(c)........................  Manager, Proposal Center of the Kimball       1992
                                           Electronics Group of your Company; age 42

                                                                                       DIRECTOR
NAME                                                 PRINCIPAL OCCUPATION               SINCE
----                                                 --------------------              --------
John T. Thyen (b)........................  Senior Executive Vice President,              1990
                                           Marketing and Sales, Kimball Consumer
                                           Products, Furniture and Cabinet Segment
                                           of your Company; age 60
Gary P. Critser..........................  Senior Executive Vice President,              1990
                                           Secretary, Treasurer of your Company; age
                                           62
Christine M. (Tina) Vujovich.............  Vice President, Worldwide Marketing, Bus      1994
                                           and Light Commercial Automotive and
                                           Environmental Management, Cummins Engine
                                           Company, Inc.; also Director of Irwin
                                           Union Bank & Trust Co., a banking
                                           subsidiary of Irwin Financial
                                           Corporation; age 47
Alan B. Graf, Jr. .......................  Executive Vice President and Chief            1996
                                           Financial Officer, FDX Corporation; also
                                           Director of Storage USA, Inc.; age 45
Polly B. Kawalek.........................  Vice President of The Quaker Oats Company     1997
                                           and President, Hot Breakfast Division,
                                           The Quaker Oats Company; age 44

                        NOMINEE FOR ELECTION AS DIRECTOR
                       BY HOLDERS OF CLASS B COMMON STOCK

                                                                                       DIRECTOR
NAME                                                 PRINCIPAL OCCUPATION               SINCE
----                                                 --------------------              --------
Dr. Jack R. Wentworth....................  Arthur M. Weimer Professor Emeritus of        1984
                                           Business Administration, Indiana
                                           University; former Dean of the Kelley
                                           School of Business, Indiana University;
                                           also Director of Lone Star Industries,
                                           Inc.; age 71

---------------

(a)  Thomas L. Habig, Douglas A. Habig and John B. Habig are brothers.

(b)  Ronald J. Thyen, James C. Thyen and John T. Thyen are brothers.

(c)  Brian K. Habig is the son of Thomas L. Habig.

     Each of the nominees is currently a Director of the Company and has been employed for more than the past five years by the same employer in the capacity shown above, or some other executive capacity, except for Polly B. Kawalek, Alan
B. Graf, Jr., John B. Habig, and Brian K. Habig. Ms. Kawalek has been an employee of The Quaker Oats Company for twenty years and since 1982 has held various management positions with the Company. Beginning in 1992, Ms. Kawalek was Vice President of the Wholesome Variety Unit of the Company. During 1994, Ms. Kawalek's responsibilities changed to President of The Quaker Snacks Group. Ms. Kawalek became President of The Hot Breakfast Division in 1996. In 1998, Ms. Kawalek was appointed Vice President of The Quaker Oats Company in addition to her duties as President of The Hot Breakfast Division.

     Mr. Graf has been an employee of FDX Corporation through the Federal Express Corporation since 1980. In 1987, Mr. Graf was appointed Vice President; in 1991, Senior Vice President and Chief Financial Officer; and in 1996, to the position of Executive Vice President and Chief Financial Officer of Federal Express Corporation. During 1998, Mr. Graf was named Executive Vice President and Chief Financial Officer of FDX Corporation, the corporate holding company for Federal Express Corporation, RPS, Roberts Express, Viking Freight, and FDX Global Logistics. Mr. Graf is also a member of the five-person Executive Committee of FDX Corporation responsible for planning and executing all service functions of the corporation and its subsidiaries, including specific responsibilities for all aspects of the Company's global financial functions, including financial planning, treasury, tax, accounting and controls, internal audit, and strategic sourcing.

     On July 30, 1999, John B. Habig retired as an Officer and employee of your Company after nearly 43 years of service. Mr. Habig will remain a Director of your Company. Mr. Habig is now Chairman of the Board, SVB&T Corporation, the bank holding company of Springs Valley Bank and Trust Co. Brian K. Habig, after serving as an Officer of your Company for over five years, requested a change of responsibility and is now Manager of the Proposal Center of the Kimball Electronics Group.

          INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES

     Your Board has four standing Committees: the Executive Committee, the Audit Committee, the Compensation Committee and the Stock Option Committee. The Executive Committee currently consists of: Thomas L. Habig, Douglas A. Habig, James C. Thyen, Ronald J. Thyen, John T. Thyen and Gary P. Critser. The By-laws of the Company provide, except to the extent limited by Indiana law, that the Executive Committee may exercise all powers of the Board of Directors with reference to the conduct of the business of your Company during the intervals between the meetings of the Board. During the 1999 fiscal year, the Board of Directors met six times while the Executive Committee met fourteen times.

     The Audit Committee consists of four members of the Board: Christine M. Vujovich (Chairperson), Dr. Jack R. Wentworth, Alan B. Graf, Jr., and Polly B. Kawalek, who are not salaried employees of the Company and who are, in the opinion of the Board of Directors, free from any relationship that would interfere with the exercise of independent judgment as a Committee member. The Committee, which met two times during the 1999 fiscal year, annually recommends to the Board of Directors the appointment of a firm of independent auditors, reviews with the independent auditors, and approves the plan and scope of their audit for each fiscal year. The Committee also reviews with the independent auditors the adequacy of internal accounting and financial controls and reviews directly with your Company's Audit and Management Services Department the activities of the department and the results of their internal control reviews and tests. In addition, the Committee reviews all fees paid to the independent auditors and, with the exception of fees related to taxes, approves all fees paid to the independent auditors for non-audit services if the fees exceed a limit set by the Committee.

     The members of the Compensation Committee are: Douglas A. Habig (Chairperson), Dr. Jack R. Wentworth, Christine M. Vujovich, James C. Thyen, and Gary P. Critser. The Committee's responsibilities consist of making all determinations with respect to the compensation of the Chief Executive Officer and to establish and maintain general compensation policies with respect to all other Executive Officers of your Company. Members of the Committee also serve as the Stock Option Committee of your Company's 1987 and 1996 Stock Incentive Programs. The Compensation and Stock Option Committees each met once during fiscal year 1999.

     All Directors receive compensation of $16,000 per year. Directors who are not Company employees receive an additional $2,000 for each meeting attended. Directors who are Company employees receive an additional $1,500 for each meeting attended. The Chairperson of the Audit Committee of the Board of Directors receives $3,500 per meeting, and other Audit Committee members receive $2,500 per meeting. Members of the Compensation Committee who are not Company employees receive $1,000 per meeting. Members of the Executive Committee and the Stock Option Committee receive no additional compensation for their service on these Committees.

     Your Company maintains the 1996 Director Stock Compensation and Option Plan, which allows Directors to receive all or part of their annual retainer and meeting fees in shares of Class B Common Stock and to receive grants of nonqualified stock options in connection with that election.

     In 1997, the Board of Directors adopted a plan where all members of your Board of Directors must own at a minimum your Company's stock equal in value to three times the total annual fees earned as a Director, with a phase-in period to attain the ownership requirement.

     All Directors during fiscal year 1999 attended in excess of 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees of the Board on which the Directors serve.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that certain Company Directors, Officers and Share Owners file with the Securities and Exchange Commission and the Company an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of Common Stock of the Company. Based solely on its review of such forms received by the Company and written representation from the Directors and Officers that no other reports were required, the Company is unaware of any instances of noncompliance or late compliance with such filings during the fiscal year ended June 30, 1999.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table shows, for the fiscal years indicated, the aggregate cash compensation, including incentive compensation, paid by your Company to the Chief Executive Officer and each of the four other most highly compensated Executive Officers of your Company during the years ended June 30, 1999, 1998 and 1997:

                           SUMMARY COMPENSATION TABLE

                                                                          LONG TERM
                                                                         COMPENSATION
                                           ANNUAL COMPENSATION           ------------
                                    ----------------------------------    SECURITIES
                                                          OTHER ANNUAL    UNDERLYING      ALL OTHER
                                     SALARY     BONUS     COMPENSATION   OPTIONS/SARS    COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR     ($)        ($)         ($)(1)          (#)            ($)(2)
---------------------------  ----   --------   --------   ------------   ------------    ------------
Douglas A. Habig..........   1999   $306,800   $308,372     $39,882         13,000         $42,704
  Chairman of the Board and  1998    304,800    289,200      35,872         13,000          39,535
  Chief Executive Officer    1997    279,600    318,324      37,847         12,000(3)       38,572
Thomas L. Habig...........   1999   $260,000   $250,760     $48,743         13,000         $48,928
  Vice Chairman of the       1998    259,400    236,322      43,227         13,000          46,208
  Board                      1997    251,400    269,148      37,723         12,000          42,685
James C. Thyen............   1999   $270,400   $274,536     $43,267         13,000         $37,745
  President                                                                    741(4)
                             1998    268,400    242,988      43,119         13,000          34,888
                                                                               557(4)
                             1997    243,200    265,376      37,984         10,000(3)       33,567
                                                                               262(4)
John B. Habig.............   1999   $249,600   $229,624     $61,900         11,000         $41,371
  Senior Executive Vice      1998    248,000    216,324      60,771         11,000          39,023
  President, Operations      1997    227,800    238,100      48,134         10,000          35,866
  Officer, Electronics
  Segment
Ronald J. Thyen...........   1999   $251,600   $253,444     $48,855         11,000         $36,928
  Senior Executive Vice                                                        741(4)
  President, Operations      1998    248,000    222,360      52,919         11,000          35,288
  Officer, Furniture and                                                       629(4)
  Cabinets Segment           1997    227,800    244,904      56,875         10,000          33,372
                                                                               526(4)

---------------

(1) Includes Director fees, and, along with other Officers and certain employees, executive financial services programs, supplemental group medical and life insurance, and automotive allowances.

(2) For 1999 includes, on behalf of the named individuals, all other compensation as follows:

                                                          COMPANY PAYMENTS      SPLIT-DOLLAR
                                                          TO RETIREMENT AND      INSURANCE
                                                        SUPPLEMENTAL EMPLOYEE     PREMIUM
                                                          RETIREMENT PLANS         VALUE
                                                        ---------------------   ------------
Douglas A. Habig......................................         $36,141            $ 6,563
Thomas L. Habig.......................................         $28,591            $20,337
James C. Thyen........................................         $31,012            $ 6,733
John B. Habig.........................................         $26,939            $14,432
Ronald J. Thyen.......................................         $27,123            $ 9,805

(3) Shares shown are stock ownership equivalents.

(4) Shares shown are shares granted under the Company's 1996 Director Stock Compensation and Option Plan.

CASH BONUS PLANS

     Your Company has a Profit Sharing Bonus Plan in which all Executive Officers and eligible salaried employees participate. The Plan is based on an "Economic Value Added" or "EVA" philosophy whereby the Company's cost of capital is deducted from income to arrive at an Economic Profit. (EVA is a registered trademark of Stern Stewart & Co.) The Compensation Committee believes that changes in Economic Profit correlate with long-term Share Owner value. The amount of bonus earned during a fiscal year is based upon achieving predetermined Economic Profit levels. The Economic Profit levels required to achieve bonus are based in part on external benchmarks.

     Capital from which the cost of capital is computed includes all assets deployed (with certain adjustments to reflect current economic costs) less current liabilities. Capital computed for the individual business unit Plans excludes all cash and cash investments while capital computed for the Officers' Plan includes these less productive assets. This motivates the business units to generate cash and the Officers to seek out and deploy the Company's cash and cash investments in business investments that generate returns in excess of your Company's cost of capital.

     The plan is structured whereby eligible employees with increasingly higher levels of responsibility to impact profitability have a greater percentage of their total compensation at risk, allowing for a greater incentive to increase Economic Profit. The Plan is also designed so that whenever a higher Economic Profit is achieved, bonus is paid at an increasing percent of base salary. Therefore, higher levels of Economic Profit result in a greater amount of each dollar of profit being paid out in bonus than at lower profit levels, again providing a greater incentive to increase Economic Profit. Once a minimum threshold of Economic Profit is attained, eligible employees may earn bonuses ranging from 4% to 100% of base salary. Officers, including Executive Officers, may earn a bonus ranging from 20% to 100% of base salary. The Plan is also structured whereby business unit and group participants may earn a higher bonus as a percent of salary than Officers.

     Because no single incentive plan is perfect and special situations occur where an individual achievement may not be adequately recognized by the Profit Sharing Bonus Plan, there is a Supplemental Bonus Plan reviewed and approved on an annual basis by your Board of Directors where, on an after-tax basis, a maximum of 1.5% of the Company's overall annual net income (before bonuses paid pursuant to the Company's Profit Sharing Bonus Plan) may be designated as supplemental bonuses to those eligible employees, at the discretion of the Chairman of the Board, Vice Chairman of the Board, and President. Any award to the Chief Executive Officer under this Supplemental Bonus Plan must be approved and awarded by the Compensation Committee of the Board of Directors.

     Under your Company's bonus plans, with certain exceptions, bonuses are accrued annually and paid in five installments over the succeeding fiscal year. Except for provisions relating to retirement, death and permanent disability, participants must be actively employed on each payment date to be eligible to receive the bonus.

RETIREMENT PLANS

     Your Company maintains a defined contribution retirement plan with a 401(k) provision for all eligible domestic employees. The Plan provides for voluntary employee contributions as well as a discretionary annual Company contribution as determined by the Board of Directors based on income of the Company as defined in the Plan. Each eligible employee's Company contribution is defined as a percent of eligible compensation, the percent being identical for all eligible employees, including Executive Officers. Participant accounts are fully vested after seven years of participation. All Executive Officers were fully vested at June 30, 1999, except for one individual. The Retirement Trust account is fully funded and fully vested. For those eligible employees who, under the 1986 Tax Reform Act, are deemed to be highly compensated, their individual Company contribution under the retirement plan is reduced. For employees who are eligible, there is a nonqualified, unfunded Supplemental Employee Retirement Plan (SERP) in which your Company contributes to the account of each individual an amount equal to the reduction in the contribution under the defined contribution retirement plan arising from the provisions of the 1986 Tax Reform Act.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                       INDIVIDUAL GRANTS IN 1999
                           --------------------------------------------------       POTENTIAL REALIZED
                                         % OF TOTAL                                  VALUE AT ASSUMED
                            NUMBER OF     OPTIONS                                  ANNUAL RATES OF STOCK
                           SECURITIES    GRANTED TO   EXERCISE                    PRICE APPRECIATION FOR
                           UNDERLYING    EMPLOYEES       OR                        TERM OF THE OPTION(1)
                             OPTIONS     IN FISCAL     STRIKE      EXPIRATION   ---------------------------
NAME                       GRANTED (#)      YEAR      PRICE ($)       DATE         5% ($)        10% ($)
----                       -----------   ----------   ---------    ----------      ------        -------
Thomas L. Habig..........     13,000        2.4%       $18.24        8/16/08        $149,123       $377,908
Douglas A. Habig.........     13,000        2.4%       $18.24        8/16/08        $149,123       $377,908
John B. Habig............     11,000        2.0%       $18.24        8/16/08        $126,181       $319,768
James C. Thyen...........     13,000        2.4%       $18.24        8/16/08        $149,123       $377,908
                                 601         .1%       $17.05       10/19/03          $2,829         $6,252
                                 140         --        $16.05        4/18/04            $421         $1,372
Ronald J. Thyen..........     11,000        2.0%       $18.24        8/16/08        $126,181       $319,768
                                 601         .1%       $17.05       10/19/03          $2,829         $6,252
                                 140         --        $16.05        4/18/04            $621         $1,372
All Optionees............    551,521        100%       $18.20(2)     8/16/03      $4,200,000    $10,100,000
                                                                     through
                                                                      5/9/09
All Share Owners(3)......        N/A        N/A           N/A            N/A    $298,800,000   $696,400,000
All Optionees' potential
  gain as a percent of
  all Share Owner gain...                                                               1.4%           1.4%

---------------

(1) Potential realizable values are based upon assumed rates of appreciation prescribed by the Securities and Exchange Commission. Under these rules it is assumed the Company's Class B Common Stock will appreciate in value from the date of grant to the end of the award term at annualized rates of 5% and 10%. The 5% and 10% rates prescribed by the Securities and Exchange Commission are not intended to forecast possible future appreciation of the Company's stock.

(2) Weighted average per share exercise price of all options issued in fiscal year ended June 30, 1999.

(3) The amounts shown represent a hypothetical return to all holders of your Company's Common Stock, assuming that all Share Owners purchased their shares at a per share purchase price of $18.20, the weighted average of the exercise prices for all options granted during the period, and that all Share Owners hold the shares continuously for the average term of the options. The amounts were computed based upon 40,326,794 shares outstanding at June 30, 1999. The computed increase in market value to Share Owners is shown for comparative purposes only. It is not a prediction of future stock appreciation.

     Your Company's 1996 Stock Incentive Program (1996 Plan) was approved by Share Owners at the October 1996 Annual Meeting replacing the 1987 Stock Incentive Program. The 1996 Plan permits a variety of benefits consisting of:
Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, and Performance Shares. All Incentive Stock and Nonqualified Stock Options issued were granted at 100% of fair market value on date of grant. Options generally are exercisable from six months to two years after the date of grant and expire five to ten years after the date of grant. All options issued have certain provisions relating to termination of employment by reason of disability or retirement and provisions regarding death of the option's holder. Under certain circumstances the options may be forfeited.

     During 1999, a total of 551,521 shares of Class B Common Stock were granted in stock options, including 546,800 shares under the 1996 Stock Incentive Program and 4,721 shares under the 1996 Director Stock Compensation and Option Plan. Of the 546,800 shares granted under the 1996 Stock Incentive Program, 443,000 shares were Incentive Stock Options and 103,800 shares were Nonqualified Stock Options. All 4,721 shares granted under the Director's Plan were Nonqualified Stock Options. Options granted to the five named individuals were Nonqualified Stock Options, including options granted to James C. Thyen and Ronald J. Thyen under the 1996 Director's Plan.

     Stock options and stock ownership equivalent awards only produce value to Executives if the price of your Company stock appreciates, thereby increasing the link of interest of Executives with those of Share Owners.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION/SAR VALUES

     The following table sets forth information with respect to the named Executive Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of this fiscal year:

                                                        NUMBER OF SECURITIES
                                                       UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                             OPTIONS AT              IN-THE-MONEY OPTIONS AT
                           SHARES                        YEAR ENDED 1999(#)            YEAR END 1999($)(1)
                         ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                     EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                     -----------   -----------   -----------   -------------   -----------   -------------
Thomas L. Habig........      None           None       50,000            None       $ 86,520              0
Douglas A. Habig.......    11,000(2)     $39,270(4)    26,000          36,000(3)           0       $142,380
John B. Habig..........     9,000        $28,800       52,000            None       $118,650              0
James C. Thyen.........     9,000(2)     $32,130(4)    26,262          31,298(3)           0       $118,766
Ronald J. Thyen........    19,000        $70,975       42,526           1,370       $ 72,100       $    116

---------------

(1) Based on the NASDAQ quoted closing price as published in the Wall Street Journal for the last business day of the fiscal year ($16.875 per share).

(2) Securities are stock ownership equivalents.

(3) All shares for Douglas A. Habig and 30,000 shares for James C. Thyen are stock ownership equivalents.

(4) Gains arise from stock ownership equivalents granted August 27, 1993, and maturing August 26, 1998.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW

     Your Company applies a consistent philosophy to compensation for all employees, including senior management. The goal of the Compensation Program is to align compensation with business objectives and performance as a key link in increasing Share Owner value. The Committee's responsibility as delegated by the Board of Directors is to establish the general compensation policies with respect to your Company's Executive Officers and to make all determinations with respect to the compensation of your Company's Chief Executive Officer. The members of the Committee are also members of the Stock Option Committee of the Company's 1987 and 1996 Stock Incentive Programs.

COMPENSATION PHILOSOPHY

     Since its founding, Kimball International has linked all employees' compensation to the financial success of your Company. Through the use of incentives, including commissions, profit sharing bonuses, a defined contribution retirement plan (funded in part through a percentage share of corporate profits), a retirement plan trust investment in Company stock, and a stock option plan, all employees are linked in a common interest with Share Owners in the Company's short and long-term performance. Total compensation is viewed as more than cash payments and unrelated pieces. The total compensation package is planned and managed to keep various elements of compensation in balance to help maintain the link of a common interest with Share Owners.

     This basic philosophy is acknowledged in your Company's Guiding Principles, communicated to all employees, which states in part:

          "Profits are the ultimate measure of how efficiently and effectively we serve our customers and are the only true source of long-term job security. Profitability and financial resources give us the freedom to shape our future and achieve our vision."

     and

          "We want employees to share in their Company's success, both financially and through personal growth and fulfillment."

     Our philosophies are translated into practice through specific compensation plans. In this regard, every Kimball International employee has a portion of his or her compensation linked to Company performance.

     - Most production employees are paid incentives, either on an individual basis or through team participation, based upon units of production. Compensation rises and falls with success in improving productivity and production processes. Holiday and vacation compensation is tied directly to incentive compensation.

     - Field sales personnel compensation generally includes commissions related to sales. Compensation rises and falls with success in making sales.

     - All salaried employees participate in a common Profit Sharing Bonus Plan. This Plan links to Economic Profit. It is believed the link to Economic Profit will help focus our decision makers on the most effective use of capital and will improve the focus of providing excellent returns on the investments of you, our Share Owners. Under our Profit Sharing Bonus Plan, bonuses are paid only if we create Share Owner value through Economic Profit. Economic Profit is defined in the Cash Bonus Plans section of this Proxy Statement. The Profit Sharing Bonus Plan goals are based in part on external benchmarks as guidelines which help to assure a consistent focus and reasonable benchmark on providing these returns. Further, the Plan places a proportionately higher share of compensation at risk at each level of management.

     - Key personnel participated in the 1987 Stock Incentive Program and are now participating in the 1996 Stock Incentive Program, strengthening the link to a common interest with Share Owners.

     - The Retirement Plan for all employees is funded in part through Company contributions directly related to Company profitability. In addition, all employees who are eligible to participate in the Plan are indirectly Share Owners through the 1,544,592 shares of your Company stock held in the Retirement Trust.

     The Cash Bonus Plans, Stock Incentive Programs, and Retirement Plans are described elsewhere in this Proxy Statement.

     Combining the Profit Sharing and Supplemental Bonus Plans for short-term incentive and the 1996 Stock Incentive Plan for long-term incentive, over 100 managers, including senior management, have in excess of 50% of their total potential compensation tied to Company performance related to profitability and Share Owners' returns.

     The Committee believes that your Company's historical and ongoing strategy of strongly linking compensation of all employees to Company financial performance serves in the best interests of Share Owners by enabling employees to share in Company risk and success. It is the Committee's intent to continue this strategy, refining programs consistent with changing business needs, to assure a continuing commitment to financial success.

     To further link the interests of your Company's key decision makers to the interests of Share Owners, the Board of Directors, in 1997, adopted an Executive Stock Ownership policy based on the belief that key decision makers who have the greatest influences on the success of your Company should own significant amounts of your Company's stock. The amount of stock to be owned increases at each level of responsibility and allows a number of years for each individual to attain the required level of stock ownership.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

     In the context of historical practice, the annual salary of the Chief Executive Officer is based upon numerous subjective factors, including responsibility level, overall conduct of corporate affairs, and leadership in progress towards achieving strategic objectives. The Committee does not target any specific quartile of public survey data for any component of the Chief Executive Officer's total compensation, nor does it utilize any specific target or formula. While the Committee does review compensation of the Chief Executive Officers of other manufacturing companies of similar size in sales, there is no special attempt to set Mr. Habig's compensation in any particular relationship to the comparative data. At the June 1998 meeting, on the recommendation of Thomas L. Habig and Douglas A. Habig, based on certain factors, including not fully attaining the corporate strategic business plan in fiscal year 1998, the Committee unanimously agreed not to increase the salary of the CEO and other Executive Officers. At the June 1999 meeting, it was determined, based on the subjective factors listed above, that a salary increase was warranted for the CEO. With Douglas A. Habig absent from this portion of the meeting, the Committee unanimously approved a salary increase from the annualized base of $306,000 in effect for approximately two years to $338,000.

     Under your Company's Profit Sharing Bonus Plan described elsewhere in this Proxy Statement, the Chief Executive Officer's bonus for 1999 amounted to 59% of salary, while under this Plan the percent earned was 57% and 68% in 1998 and 1997 respectively. Under the Supplemental Bonus Plan, also described elsewhere in this Proxy Statement, for 1999 the Committee, in consultation with Thomas L. Habig, (with the Chief Executive Officer absent from this portion of the meeting and not voting), unanimously awarded Douglas A. Habig a bonus of $125,000. Under this Plan, Mr. Douglas A. Habig was awarded $112,500 in 1998 and $125,000 in 1997. These awards were based upon the Committee's subjective evaluations of Mr. Habig's job performance, leadership in the planning and implementation of the Company's strategic objectives, and profitability trends, which are both short and long-term measures. The Company's Chairman and Chief Executive Officer, Vice Chairman, and President establish the salaries and supplemental bonuses of the Company's other Executive Officers.

     As described elsewhere within this Proxy Statement, during your Company's 1999 fiscal year, the Stock Option Committee granted options under the 1996 Stock Incentive Program to key Executives and other key employees. Because Mr. Douglas A. Habig is a member of the Stock Option Committee, thus is not eligible to be awarded options by the Stock Option Committee, the Committee (with Mr. Habig not voting) unanimously recommended to the Board of Directors that Mr. Habig be awarded 13,000 shares in the form of a Nonqualified Stock Option described elsewhere in this Proxy Statement. The Board of Directors unanimously concurred with the recommendation. The stock option granted to Mr. Habig was made in coordination with stock options issued to other Executives and key employees. Options issued to the Executives and other Company employees by the Stock Option Committee are generally based on level of individual responsibility. Thus, taking into consideration the cash bonus which can be earned under the Company's Profit Sharing and Supplemental Bonus Plans and stock options, over one-half of the total potential compensation of the Chief Executive Officer, as well as the other four named Executive Officers, are tied directly into performance related to profitability and your Company's stock price.

OTHER

     The Committee has also considered the potential effect of the Revenue Reconciliation Act of 1993 on Executive compensation. The Committee believes that in the foreseeable future, none of the Company's Officers covered under the law will have annual compensation in excess of $1 million. Thus, all compensation will be deductible for tax purposes. The Committee will continue to monitor your Company's compensation program in relation to the Act.

     The Committee is also cognizant of the significant amount of shares of your Company stock presently owned by the Chief Executive Officer and the other four reporting Executive Officers and the fact that five Senior Executive shareholdings exceed the stock ownership requirement set by the Board of Directors. The policy regarding Share Ownership and the present significant shareholdings of the Chief Executive Officer and other four reporting Officers helps assure a strong link with the common interest of Share Owners in the Company's long-term success.

     The Committee, in its June 1999 meeting, unanimously approved the Economic Profit targets under the Company's 2000 fiscal year Profit Sharing Bonus Plan.

COMPENSATION COMMITTEE

Douglas A. Habig (Chairperson)  James C. Thyen
Dr. Jack R. Wentworth           Gary P.
                                Critser
Christine M. (Tina) Vujovich

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Douglas A. Habig is Chairman of the Board and Chief Executive Officer and a brother of Thomas L. Habig, Vice Chairman of the Board, and John B. Habig, a Director, of your Company. James C. Thyen, President, is a brother of John T. Thyen and Ronald J. Thyen, Senior Executive Vice Presidents of your Company. Gary P. Critser is a Senior Executive Vice President, Secretary, and Treasurer of your Company. Dr. Jack R. Wentworth and Christine M. (Tina) Vujovich are Directors of your Company and are not employees.

                               PERFORMANCE GRAPH

     The graph below compares the cumulative total return to Share Owners on the Common Stock of your Company from June 30, 1994, through June 30, 1999, the last business day in the respective fiscal years, to the cumulative total return of the S&P Midcap 400 Index and the NASDAQ U.S. Composite Index for the same period of time. Your Board of Directors does not believe that any published specific industry or line-of-business index adequately represents the current operations of your Company or that it can identify a peer group that merits comparison. The graph assumes $100 is invested in your Company stock and each of the two indexes at the closing market quotations on June 30, 1994, and that dividends are reinvested. The performances shown on the graph are not necessarily indicative of future price performance.
[PERF. GRAPH]

                                                                                                          NASDAQ U.S. COMPOSITE
                                              KIMBALL INTERNATIONAL, INC.     S&P MIDCAP 400 INDEX                INDEX
                                              ---------------------------     --------------------        ---------------------
'1994'                                                   100.00                      100.00                      100.00
'1995'                                                   121.30                      122.30                      133.50
'1996'                                                   127.30                      148.80                      171.40
'1997'                                                   190.70                      183.50                      208.40
'1998'                                                   176.70                      233.30                      274.40
'1999'                                                   170.80                      273.30                      392.50

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP, independent certified public accountants, examined the Company's financial statements for the year ended June 30, 1999, and also for the prior nineteen fiscal years. Representatives of Arthur Andersen LLP will be present at the Annual Meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions. Arthur Andersen LLP has been selected as the Company's independent auditors for the 2000 fiscal year.

                                            By Order of the Board of Directors

                                            GARY P. CRITSER, Secretary

September 8, 1999

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS                       PROXY
                                                             (For Class A Stock)

                           KIMBALL INTERNATIONAL, INC.

I appoint Thomas L. Habig, James C. Thyen, and Douglas A. Habig, and each of them, each with full power of substitution, as Proxies to vote all shares of CLASS A COMMON STOCK of Kimball International, Inc. standing in my name on its books at the close of business on August 16, 1999, at the annual meeting of its share owners to be held at the principal offices of the Company located at 1600 Royal Street, Jasper, Indiana, at 9:30 A.M., Eastern Standard Time, on Tuesday, October 19, 1999, and at any adjournments thereof, with respect to the following matters:

This Proxy when properly executed will be voted in the manner directed by the undersigned share owner. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. PLEASE MARK BOX [X] OR [X]


1.  ELECTION OF DIRECTORS                 [  ] FOR all nominees listed     [  ] WITHHOLD AUTHORITY
                                                 below (except as marked         to vote for all the
                                                 to the contrary below)          nominees listed below


     Thomas L. Habig, Douglas A. Habig, James C. Thyen, John B. Habig, Ronald J. Thyen, Christine M. "Tina" Vujovich, Brian K. Habig, John T. Thyen, Alan B. Graf, Jr., Polly B. Kawalek, and Gary P. Critser

     (INSTRUCTION:     To withhold authority to vote for any individual nominee,
                       write that nominee's name on the space provided below.)

               ---------------------------------------------------


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                          (PLEASE DATE AND SIGN BELOW.)

THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING.


                                       Date:                              , 1999
                                            -----------------------------

                                       -----------------------------------------
                                                       (Signature)

                                       -----------------------------------------
                                                       (Signature)

(If stock is registered in the name of more than one
                                       person, the Proxy should be signed by all named owners. If signing as attorney, executor, administrator, trustee, guardian, corporate official, etc., please give full title as such.)

                           KIMBALL INTERNATIONAL, INC.

                                      PROXY
                               (FOR CLASS B STOCK)

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


I appoint Thomas L. Habig, James C. Thyen, and Douglas A. Habig, or any one or more of them, each with full power of substitution, as Proxies to vote all shares of CLASS B COMMON STOCK of Kimball International, Inc., standing in my name on its books at the close of business on August 16, 1999, at the annual meeting of its share owners to be held at the principal offices of the Company located at 1600 Royal Street, Jasper, Indiana, at 9:30 A.M., Eastern Standard Time, on Tuesday, October 19, 1999, and at any adjournments thereof, with respect to the following matters:

                     (Please date and sign on reverse side)

--------------------------------------------------------------------------------

This Proxy when properly executed will be voted in the manner directed by the undersigned share owner. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. PLEASE MARK BOX [X] OR [X]


1.  ELECTION OF DIRECTOR
  [ ]  FOR the nominee listed        DR. JACK R. WENTWORTH



  [ ]  WITHHOLD AUTHORITY
       to vote for the nominee listed


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                                   THE UNDERSIGNED HEREBY REVOKES ANY PROXY
                                   HERETOFORE GIVEN AND ACKNOWLEDGES RECEIPT
                                   OF THE NOTICE AND PROXY STATEMENT FOR THE
                                   ANNUAL MEETING.

                                    Date:                           , 1999
                                         --------------------------

                                    -----------------------------------
                                                 (Signature)

                                    -----------------------------------
                                                  (Signature)

                                    (If the stock is registered in the name of more than one person, the Proxy should be signed by all named owners. If signing as attorney, executor, administrator, trustee, guardian, corporate official, etc., please give full title as such.)